UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (502) 584-3600

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.          OTHER EVENTS.

Republic Bancorp, Inc. (the “Company”) is considering a plan to raise up to $20 million in capital by offering the trust preferred securities of a wholly-owned statutory trust (the “Trust Preferred Securities”), which trust the Company will establish for the purpose of this offering (the “Capital Trust”). Holders of the Trust Preferred Securities will be able to convert the securities into shares of the Company's Class A Common Stock at a conversion price of $30.00 per share of Class A Common Stock.  The Trust Preferred Securities will be issued as cumulative, fixed rate securities, and the net proceeds of the offering will be used by the Capital Trust to invest in the Company’s subordinated debentures.

The Trust Preferred Securities and the Company’s subordinated debentures are expected to have a 30-year maturity, and carry a fixed rate of interest of 5.0%. It is also expected that the Company will retain the right to redeem the Trust Preferred Securities at a date which is no earlier than 5 years from the date of issuance. Proceeds from the offering are expected to be used to support business growth and for general corporate purposes.

The securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Trust Preferred Securities and underlying Class A Common Stock will be offered and sold in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) and state securities laws. This notice does not and will not constitute an offer to sell or the solicitation of an offer to buy the securities described in this Item 8.01 and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. This notice is being filed pursuant to and in accordance with Rule 135c under the Securities Act of 1933.

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. The statements contained herein that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expectations, beliefs, intentions or strategies regarding the future. Some factors that could cause results to differ materially from those projected in the forward looking statements include risks described in the filings of the Company with the Securities and Exchange Commission, including but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2008. All forward-looking statements included in this document are based on the information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: December 9, 2009	By:	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer